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Exhibit 99.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Registration Statements Nos. 33-32878, 33-84202, 33-38736, 33-69514, and 333-19913 of Quality Food Centers, Inc. on Form S-8 and Registration Statement No. 333-18567 of Quality Food Centers, Inc. on Form S-3 of our report for Hughes Markets, Inc. and subsidiaries dated May 10, 1996, appearing in the Current Report on Form 8-K/A of Quality Food Centers, Inc. and to all references to our firm included in Registration Statement No. 333-18567 on Form S-3.



/s/ ARTHUR ANDERSEN LLP

Los Angeles, California
February 18, 1997